Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	July 31, 2003	August 31, 2003	September 30, 2003	October 30, 2003	November 30, 2003	December 31, 2003
NETBANK, INC. CONSOLIDATED

Retail customers
Business customers
Total customers

Services per customer

Total average assets (consolidated)	$4,430,258	$4,578,824	$4,671,386	$4,505,454	$4,406,864	$4,427,911

BANKING SEGMENT

Retail customers
Business customers
Total customers	163,232	164,188	165,467	165,692	165,901	165,762

Services per customer
Online bill pay penetration (accounts > 90 days)	47%	47%	47%	47%	48%	48%
Direct deposit of payroll penetration (accounts > 90 days)	44%	44%	44%	44%	44%	45%

Retail deposits			$2,212,717	$2,268,065	$2,295,409	$2,315,086
Small business deposits			$17,454	$20,382	$24,326	$26,555
Other deposits			$295,533	$235,155	$200,229	$199,718
Total deposits	$2,669,778	$2,653,413	$2,525,704	$2,523,602	$2,519,964	$2,541,359

Average retail checking account balance	$1,904	$1,980	$1,928	$2,029	$2,008	$2,063
Average retail money market account balance	$14,382	$14,716	$14,947	$15,365	$15,656	$15,777
Average retail CD balance	$17,744	$17,679	$17,668	$17,567	$17,582	$17,590

Average small business checking account balance			$3,937	$3,803	$4,193	$4,697
Average small business money market account balance			$34,651	$35,733	$39,861	$38,835
Average small business CD balance			$67,858	$65,104	$64,924	$59,673

Indirect Auto Lending –
Number of loans	445	595	1,014	957	615	1,069
Production	$7,841	$11,327	$19,760	$19,124	$12,511	$22,961
Weighted Average Note Rate			6.35%	6.58%	6.56%	6.20%

Business Equipment Leasing —
Production

Servicing Portfolio –
Held for sale MSRs	$580,315	$510,459	$281,946	$289,677	$396,414	$250,338
Available for sale MSRs	9,824,147	10,502,779	10,990,711	11,815,377	11,958,653	12,293,325
UPB underlying MSRs	10,404,462	11,013,238	11,272,657	12,105,054	12,355,067	12,543,663
Work-in-process and whole loans	3,576,571	3,505,018	3,832,375	3,074,220	3,186,351	3,429,796
Sold but not transferred	1,081,955	1,339,979	833,827	1,186,995	1,288,353	498,474
Third party subservicing	970,569	898,064	876,210	828,064	763,326	553,554
Total loans serviced	$16,033,557	$16,756,299	$16,815,069	$17,194,333	$17,593,097	$17,025,487

Weighted average note rate	6.27%	6.19%	6.13%	6.12%	6.10%	6.09%
Weighted average service fee	0.35%	0.34%	0.34%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	2.95%	3.36%	3.33%	3.12%	4.73%	4.15%
Bankruptcy & foreclosure	0.62%	0.64%	0.63%	0.71%	0.67%	0.77%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$2,240,109	$1,652,731	$1,199,650	$944,564	$780,153	$893,909
Non-conforming mortgage production	171,913	179,889	237,231	254,550	193,478	214,626
Total mortgage production	$2,412,022	$1,832,620	$1,436,881	$1,199,114	$973,631	$1,108,535

Refinance loans as a % of production	51%	54%	41%	38%	40%	41%

Conforming mortgage sales	$2,062,984	$1,676,816	$848,545	$1,471,454	$777,349	$909,852
Non-conforming mortgage sales	148,720	183,977	—	423,078	253,340	15,106
Total mortgage sales	$2,211,704	$1,860,793	$848,545	$1,894,532	$1,030,689	$924,958

Locked mortgage pipeline	$2,204,239	$1,434,890	$1,389,535	$1,077,757	$1,001,046	$966,943
Application mortgage pipeline	2,801,579	2,451,480	2,010,190	2,726,520	3,066,998	3,159,307
Total mortgage pipeline	$5,005,818	$3,886,370	$3,399,725	$3,804,277	$4,068,044	$4,126,250

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)					3,887	3,780
ATMs (proprietary)					399	536
Total ATMS Serviced					4,286	4,316

Merchant Service Terminals					151	178

Insurance Sales Processing –
Number of policies sold	63	47	38	49	71	92
Number of policies in force	217	259	294	336	396	477

	January 31, 2004	February 29, 2004	March 31, 2004	April 30, 2004	May 31, 2004	June 30, 2004	July 31, 2004
NETBANK, INC. CONSOLIDATED

Retail customers			254,531	256,238	256,245	257,274	257,448
Business customers			19,487	19,573	19,805	19,837	20,098
Total customers			274,018	275,811	276,050	277,111	277,546

Services per customer			1.75	1.75	1.75	1.75	1.74

Total average assets (consolidated)	$4,525,943	$4,479,099	$4,457,366	$4,541,118	$5,086,771	$5,171,755	$5,332,771

BANKING SEGMENT

Retail customers			163,791	164,550	165,198	166,131	166,481
Business customers			1,386	1,492	1,568	1,637	1,701
Total customers	165,814	164,137	165,177	166,042	166,766	167,768	168,182

Services per customer			2.23	2.23	2.23	2.23	2.21
Online bill pay penetration (accounts > 90 days)	48%	48%	48%	49%	51%	51%	51%
Direct deposit of payroll penetration (accounts > 90 days)	45%	47%	48%	50%	50%	50%	49%

Retail deposits	$2,335,435	$2,340,613	$2,267,789	$2,219,497	$2,182,126	$2,153,069	$2,306,632
Small business deposits	$29,178	$32,051	$33,162	34,885	$37,550	$42,641	$44,754
Other deposits	$233,386	$235,146	$346,239	402,087	$302,062	$256,693	$231,398
Total deposits	$2,597,999	$2,607,810	$2,647,190	$2,656,469	$2,521,738	$2,452,403	$2,582,784

Average retail checking account balance	$2,333	$2,270	$2,210	$2,384	$2,365	$2,284	$2,409
Average retail money market account balance	$15,672	$15,845	$15,858	$15,631	$15,667	$15,513	$15,331
Average retail CD balance	$17,712	$17,794	$17,775	$17,673	$17,628	$17,755	$17,658

Average small business checking account balance	$4,449	$5,356	$4,684	$5,335	$5,186	$5,844	$6,472
Average small business money market account balance	$37,219	$36,631	$35,530	$34,232	$36,007	$41,231	$42,316
Average small business CD balance	$56,113	$52,673	$51,582	$51,509	$53,479	$51,108	$48,549

Indirect Auto Lending –
Number of loans	1,499	1,013	1,569	1,812	1,965	1,788	2,039
Production	$31,460	$21,009	$34,251	$40,401	$44,167	$38,982	$45,246
Weighted Average Note Rate	6.19%	6.25%	5.89%	5.78%	5.51%	5.78%	5.80%

Business Equipment Leasing —
Production	$12,975	$11,061	$15,443	$15,215	$13,627	$13,647	$15,120

Servicing Portfolio –
Held for sale MSRs	$152,870	$161,363	$475,284	$311,909	$274,165	$173,670	$189,642
Available for sale MSRs	12,476,242	12,555,359	12,775,835	12,851,438	12,847,063	12,852,809	12,747,454
UPB underlying MSRs	12,629,112	12,716,722	13,251,119	13,163,347	13,121,228	13,026,479	12,937,096
Work-in-process and whole loans	3,159,542	3,086,007	3,340,011	3,505,002	3,708,096	3,751,858	3,759,063
Sold but not transferred	687,321	752,863	509,969	337,728	477,326	640,132	751,906
Third party subservicing	598,119	498,576	480,143	472,948	424,615	131,077	126,160
Total loans serviced	$17,074,094	$17,054,168	$17,581,242	$17,479,025	$17,731,265	$17,549,546	$17,574,225

Weighted average note rate	6.08%	6.08%	6.04%	5.98%	5.97%	5.97%	6.00%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

Delinquency percentage (30+ days)	4.45%	4.25%	3.23%	3.30%	4.22%	3.99%	4.30%
Bankruptcy & foreclosure	0.84%	0.94%	0.95%	0.94%	0.98%	1.03%	0.98%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$793,362	$848,767	$1,088,709	$1,269,828	$924,084	$831,695	$804,370
Non-conforming mortgage production	138,779	158,406	230,743	253,199	252,847	371,784	293,319
Total mortgage production	$932,141	$1,007,173	$1,319,452	$1,523,027	$1,176,931	$1,203,479	$1,097,689

Refinance loans as a % of production	45%	46%	44%	49%	41%	32%	26%

Conforming mortgage sales	$563,956	$814,283	$1,369,472	$625,308	$730,916	$1,016,752	$661,691
Non-conforming mortgage sales	376,279	145,225	208,918	200,200	232,494	277,742	370,163
Total mortgage sales	$940,235	$959,508	$1,578,390	$825,508	$963,410	$1,294,494	$1,031,854

Locked mortgage pipeline	$1,140,608	$1,157,054	$1,678,698	$1,111,482	$948,601	$1,111,256	$1,219,207
Application mortgage pipeline	3,406,573	3,374,833	4,067,125	4,198,278	3,974,950	3,520,991	3,361,901
Total mortgage pipeline	$4,547,181	$4,531,887	$5,745,823	$5,309,760	$4,923,551	$4,632,247	$4,581,108

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	3,834	4,885	4,949	5,149	5,202	6,469	6,287
ATMs (proprietary)	536	537	532	543	537	525	542
Total ATMS Serviced	4,370	5,422	5,481	5,692	5,739	6,994	6,829

Merchant Service Terminals	187	2,005	2,035	2,074	2,133	2,162	2,261

Insurance Sales Processing –
Number of policies sold	68	48	135	132	162	227	219
Number of policies in force	542	588	721	846	965	1,169	1,363

Note: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company.  All statistics are unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for July 2004. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights/clarifications include:

•	Assets were up by $161 million or 3%. The growth relates to a temporary build-up in loans held-for-sale that will soon be delivered into the capital markets.
•	Deposits rose by $130 million or 5%. The increase is comprised mostly of new brokered certificate of deposit funds.
•	Auto loan production totaled $45 million, up $6.3 million or 16%.
•

The core servicing portfolio remained flat. The company continued to sell the majority of conforming loans on a whole-loan basis. The company is currently seeing better results under this approach than it can achieve under a servicing-retained strategy.

•	Conforming production declined by $27 million or 3%. Conforming sales were off $355 million or 35%.
•	Non-conforming production remained above typical levels at $293 million, a $78 million or 21% decrease from the record set in June. Non-conforming sales were up by $92 million or 33%.
•	Refinancings represented only 26% of total mortgage production.
•	The locked conforming mortgage pipeline grew by $108 million or 10%.

Earnings outlook:

The company reiterates the earnings guidance from last month’s analyst-investor call. Third quarter performance is expected to approach the second quarter’s. However, pricing pressure within the conforming channel and negative net hedge results pose additional risk and could drive earnings lower.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com